UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2011 (July 14, 2011)

PENN NATIONAL GAMING, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 Berkshire Blvd., Suite 200 Wyomissing Professional Center Wyomissing, PA	19610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 373-2400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Credit Agreement

On July 14, 2011, Penn National Gaming, Inc. (the “Company”), and certain of its subsidiaries, as guarantors thereunder (the “Subsidiary Guarantors”), entered into a $2.150 billion new senior secured credit facility, by and among the Company; the Subsidiary Guarantors party thereto; the Lenders party thereto; the L/C Lenders party thereto; Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Commerz Markets LLC, RBS Securities Inc., and UBS Securities LLC, as Joint Lead Arrangers and Joint Bookrunners; Bank of America, N.A., Commerzbank AG, New York and Grand Cayman Branches, and UBS Securities LLC, as Co-Syndication Agents; Wells Fargo Bank, National Association, as Swingline Lender, Administrative Agent and Collateral Agent; The Royal Bank of Scotland PLC, as Documentation Agent; and U.S. Bank National Association, as Senior Managing Agent (the “Credit Agreement”).  The Credit Agreement is comprised of a five-year $700.0 million revolving credit facility, a five-year $700.0 million term loan A facility and a seven-year $750.0 million term loan B facility.

The obligations under the Credit Agreement will be secured by a lien on substantially all of the assets of the Company and the Subsidiary Guarantors, including a pledge of all of the outstanding capital stock of certain of their direct subsidiaries, except for foreign subsidiaries, in which case such pledge shall be limited to 65% of the outstanding capital stock.

Revolving loans (other than swingline loans) and loans under the term loan A facility will bear interest at a base rate or at a LIBOR-based rate, plus an applicable margin based on the Company’s consolidated total leverage ratio.  In addition, the Company will pay a commitment fee ranging from to 0.20% per annum to 0.45% per annum (also dependent on the Company’s consolidated total leverage ratio) on the unused portion of the revolving credit facility.  Loans under the term loan B facility will bear interest at a base rate (with a floor of 2.0%) plus 1.75% or a LIBOR-based rate (with a floor of 1.0%) plus 2.75%.  The Credit Agreement contains customary representations and warranties, events of default, affirmative covenants and negative covenants, which impose restrictions on, among other things, the ability of the Company and its restricted subsidiaries to make investments, pay dividends and sell assets, and to incur additional debt and additional liens.  The Company and its restricted subsidiaries are also required to maintain compliance with a maximum consolidated total leverage ratio, a maximum consolidated senior secured leverage ratio and a minimum interest coverage ratio.

The foregoing description of the Credit Agreement is not complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.  The Company announced its entry into the Credit Agreement in a press release dated July 19, 2011, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 1.02.               Termination of a Material Definitive Agreement.

On July 14, 2011, the Company repaid in full all outstanding term loans and revolving loans under the Credit Agreement, dated as of October 3, 2005 (as amended on September 18, 2006, and September 23, 2009, the “2005 Credit Agreement”), by and among the Company, the subsidiary guarantors party thereto, the lenders party thereto, the l/c lenders party thereto, Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P. and Lehman Brothers Inc., as Joint Lead Arrangers and Joint Bookrunners, Goldman Sachs Credit Partners L.P. and Lehman Commercial Paper Inc., as Co-Syndication Agents, Deutsche Bank Trust Company Americas, as Swingline Lender, Administrative Agent and as Collateral Agent, and Calyon New York Branch, Wells Fargo Bank, National Association and Bank of Scotland, as Co-Documentation Agents.  No penalties were paid in connection with such repayments.  The repayment of obligations under the 2005 Credit Agreement was financed in whole with the proceeds of term loan borrowings under the Credit Agreement described in Item 1.01.

The foregoing description of the 2005 Credit Agreement is not complete and is qualified in its entirety by reference to the 2005 Credit Agreement, which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2005, which is incorporated herein by reference.

Item 2.03.               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 14, 2011, the Company borrowed approximately $1.45 billion under the term loan commitments pursuant to the Credit Agreement.  The information set forth in Item 1.01 is incorporated herein by reference.

Item  8.01.             Other Events.

On July 19, 2011, the Company called for redemption on August 19, 2011 (the Redemption Date”) all of its 6¾% Senior Subordinated Notes due 2015 (the “Notes”). The redemption price is $1,022.50 per $1,000 principal amount of notes, plus accrued and unpaid interest to (but not including) the Redemption Date.  As of the date of the call for redemption, $250.0 million aggregate principal amount of the Notes was outstanding.  The Company announced its call for redemption in a press release dated July 19, 2011, a copy of which is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 10.1

Credit Agreement, dated July 14, 2011, by and among the Company; the Subsidiary Guarantors party thereto; the Lenders party thereto; the L/C Lenders party thereto; Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Commerz Markets LLC, RBS Securities Inc., and UBS Securities LLC, as Joint Lead Arrangers and Joint Bookrunners; Bank of America, N.A., Commerzbank AG, New York and Grand Cayman Branches, and UBS Securities LLC as Co-Syndication Agents; Wells Fargo Bank, National Association, as Swingline Lender, Administrative Agent and Collateral Agent; The Royal Bank of Scotland PLC, as Documentation Agent; and U.S. Bank National Association, as Senior Managing Agent.

Exhibit 99.1	Press Release, dated July 19, 2011, issued by Penn National Gaming, Inc.

Exhibit 99.2	Press Release, dated July 19, 2011, issued by Penn National Gaming, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN NATIONAL GAMING, INC.
(Registrant)

	By:	/s/ Robert S. Ippolito
Date: July 20, 2011		Robert S. Ippolito
Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.

Exhibit 10.1

Credit Agreement, dated July 14, 2011, by and among the Company; the Subsidiary Guarantors party thereto; the Lenders party thereto; the L/C Lenders party thereto; Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Commerz Markets LLC, RBS Securities Inc., and UBS Securities LLC, as Joint Lead Arrangers and Joint Bookrunners; Bank of America, N.A., Commerzbank AG, New York and Grand Cayman Branches, and UBS Securities LLC, as Co-Syndication Agents; Wells Fargo Bank, National Association, as Swingline Lender, Administrative Agent and Collateral Agent; The Royal Bank of Scotland PLC as Documentation Agent; and U.S. Bank National Association, as Senior Managing Agent.

Exhibit 99.1	Press Release, dated July 19, 2011, issued by Penn National Gaming, Inc.

Exhibit 99.2	Press Release, dated July 19, 2011, issued by Penn National Gaming, Inc.